EXHIBIT 99.1

Harvey R. Miller

Stephen Karotkin

Joseph H. Smolinsky

WEIL, GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile: (212) 310-8007

Attorneys for Debtors

and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

x
In re	:	Chapter 11 Case No.
:
MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (REG)
:
f/k/a General Motors Corp., et al.	:
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF INTERIM REPORT

PLEASE TAKE NOTICE that, at the request of the Office of the United States Trustee for the Southern District of New York, Motors Liquidation Company (f/k/a General Motors Corporation) and its affiliated debtors (the “Debtors”) hereby file an interim report disclosing certain financial information:

Exhibit A:

A narrative description of the primary categories of assets and liabilities of the Debtors as of July 10, 2009, immediately following the sale of substantially all of the Debtors’ assets to NGMCO, Inc. (now known as General Motors Company) pursuant to section 363 of title 11 of the United States Code

Exhibit B:	A statement of the Debtors’ receipts and disbursements for the period of June 1, 2009 through July 10, 2009

Exhibit C:	A list of the Debtors’ wholly or partially owned subsidiaries as of July 10, 2009

Exhibit D:	A list of the Debtors’ owned real property as of August 4, 2009

Exhibit E:	A schedule of retainers paid to professionals for the period of June 1, 2009 through July 10, 2009

Dated:	New York, New York
August 11, 2009

/s/ Joseph H. Smolinsky
Harvey R. Miller
Stephen Karotkin
Joseph H. Smolinsky
Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile: (212) 310-8007

Attorneys for Debtors

and Debtors in Possession

2

EXHIBIT A

Narrative description of the primary categories

of assets and liabilities of the Debtors

Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

The following interim report1 presents an overview of the primary categories of assets and liabilities of Motors Liquidation Company (formerly known as General Motors Corporation) and its related debtor affiliates (collectively, “MLC”) as of July 10, 2009 immediately following the closing of the sale of substantially all of MLC’s assets to General Motors Company pursuant to section 363 of the U.S. Bankruptcy Code (the “363 Sale”).

The Sale

Pursuant to the 363 Sale, MLC sold all of its assets, other than those assets explicitly excluded in the Master Purchase and Sale Agreement, to NGMCO, Inc. (now known as General Motors Company). In exchange for those assets MLC received, in part:

1.

A credit bid in an amount equal to the sum of MLC’s obligations under (a) its existing credit agreement with the U.S. Treasury and the related notes issued to the U.S. Treasury and (b) its debtor-in-possession financing facility less $8,247,488,605 of indebtedness under such facility,

2.	50 million shares of General Motors Company’s common stock,
3.	Warrants to acquire a total of 90,909,090 newly issued shares of General Motors Company common stock at various strike prices, and
4.	The assumption by General Motors Company or its designated subsidiaries of certain specified liabilities of MLC and certain of its subsidiaries.

A further description of certain of these assets is below.

The liabilities of MLC consist of liabilities that have not been paid through first day orders and other liabilities that were not assumed by General Motors Company in the 363 Sale. The liabilities primarily include unsecured bond debt, certain union related debt obligations, executory contract rejection claims, asbestos, environmental, product liability, and other litigation claims, as well as pre-petition accounts payable that have not been paid through first day orders or through cure payments related to assumed executory contracts. The liabilities listed herein describe both general unsecured claims and administrative claims against MLC. The information presented herein is preliminary, based on the best currently available information, and is subject to qualification or change.

_________________________

1  This interim report is limited in scope, covers a limited period of time and has been prepared solely for the purpose of complying with applicable bankruptcy law requirements and requests of the Office of the United States Trustee for the Southern District of New York. The financial information contained in the Report is not prepared in accordance with U.S. generally accepted accounting principles, was not audited or reviewed by independent accountants, and is subject to future adjustment and reconciliation.

Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

Motors Liquidation Company’s Debtor Affiliates

Motors Liquidation Company’s debtor affiliates are Chevrolet-Saturn of Harlem, Inc., Saturn, LLC, and Saturn Distribution Corporation. Prior to the 363 Sale, Chevrolet-Saturn of Harlem, Inc. was an automobile dealership, Saturn, LLC, engaged in the manufacture of automobiles, and Saturn Distribution Corporation was engaged in the distribution of vehicles under the Saturn brand. Each of these entities sold substantially all of its assets in the 363 Sale. Following the 363 Sale these entities have no operations and no material assets. Each debtor affiliate’s bankruptcy case is procedurally consolidated and jointly administered with Motors Liquidation Company’s case (Case No. 09-50026).

Assets

1.	Cash and Equivalents
a.

The cash balance for MLC is $1.170 billion as of July 10, 2009. It represents proceeds of loans made by the U.S. Treasury and Export Development Canada (collectively, the “Lenders”) under the Secured Superpriority Debtor-In-Possession Credit Agreement dated as of June 3, 2009, as amended and restated in its entirety by the Amended and Restated Secured Superpriority Debtor-in-Possession Credit Agreement dated as of July 10, 2009 (the “Wind-Down Facility”). The Wind-Down Facility, which is secured by substantially all of the assets of MLC other than, among other assets, its equity interests in General Motors Company (the “Collateral”), is a non-recourse loan (with recourse limited to the Collateral) in an amount equal to $1.175 billion, the proceeds of which are to be used to finance the working capital needs and other general corporate purposes incurred in connection with the wind-down. Any unused proceeds of the Wind-Down Facility, together with the proceeds from the sale of the Collateral remaining following the wind-down of MLC, will be used to repay obligations to the Lenders and shall not remain in MLC’s estate.

2.	Restricted Cash
a.

“Restricted Cash” generally consists of restricted and escrowed cash and cash equivalents, including collateral securing bonds, insurance policies, and letters of credit. This is required by various courts and governmental agencies and is associated with various liabilities of MLC. The major categories of liabilities covered by such instruments include litigation, environmental, workers compensation,  and utilities.   For

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Balance Sheet Narrative

August 11, 2009

example, court bonds are maintained for litigation and tax case appeals. Environmental instruments are maintained to ensure site specific remediation. The workers compensation instruments are for claims arising in Georgia, New Jersey, and Oklahoma, the states for which such liabilities have been retained by MLC. MLC holds other minor instruments for licenses, permits, and guarantee payments.

3.	Investment in General Motors Company
a.

As part of the consideration received by MLC in the 363 Sale, General Motors Company issued to MLC (a) 50,000,000 shares (10%) of its common stock and (b) warrants to acquire newly issued shares of its common stock initially exercisable for a total of 90,909,090 shares of common stock (15% of the common stock of General Motors Company on a fully diluted basis) on the respective terms specified therein. MLC will receive additional shares of General Motors Company if the allowed claims against MLC exceed certain thresholds.

4.	Real Property
a.	MLC owns 127 properties located throughout the continental United States. These properties range in purpose from engineering centers to residential properties and are categorized as follows:
Engineering	4
Vacant Land	45
Manufacturing	16
Office	2
Miscellaneous	2
Residential	54
Warehouse	4
Total:	127

b.

MLC owns 16 manufacturing properties and has entered into triple net lease agreements with General Motors Company with respect to all but four properties. These 12 manufacturing properties are subject to a Transition Services Agreement pursuant to which General Motors Company will perform certain facility idling services for MLC at agreed upon rates when the leases terminate and the properties are returned to MLC. MLC is also a party to leases of real property within the United States which it intends to

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Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

reject in accordance with the Bankruptcy Code at such time as General Motors Company terminates its lease with MLC and vacates the property.

c.

Many of MLC’s residential properties and land parcels have been identified as potential environmentally challenged sites. For a more detailed explanation of the environmental sites and the corresponding liabilities see Section 13 – Environmental.

5.	Machinery and Equipment
a.

Machinery and equipment in MLC consists of all capitalized assets not purchased by General Motors Company in the 363 Sale. Examples of machinery and equipment include machine tools, foundry equipment, furniture and fixtures, general plant equipment, processing equipment, and robot tools. The majority of the machinery and equipment is located in MLC manufacturing properties. MLC is also a party to leases of personal property within the United States which it intends to reject in accordance with the Bankruptcy Code.

6.	Investment in Subsidiaries
a.	Investments in subsidiaries consist of MLC’s investments in 152 wholly and partially owned non-debtor entities. Such entities may be divided into the following categories:
Dealership Related Entities	106
Foreign Entities	7
Historical Investment Entities	5
Historical Operating Entities	28
Other Entities	6
Total	152

b.	Dealership Related Entities can be categorized into two primary categories:
i.	Several dealerships that have ongoing operations and are currently being reviewed to determine their ultimate disposition.
ii.	Other MLC owned dealers which are inactive or have already liquidated in the ordinary course.
c.	There are two primary entities in the Foreign Entities category.

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Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

i.	General Motors Nova Scotia Finance Company is a finance company that was created to issue approximately $1 billion in GBP bonds, which are guaranteed by MLC.
ii.	General Motors Strasbourg owns a plant that is currently operating which manufactures transmissions.
d.

New United Motor Manufacturing, Inc (NUMMI) is a corporation that was established as a joint venture between General Motors and Toyota relating to the manufacture of vehicles, which presently are the Pontiac Vibe, Toyota Corolla, and Toyota Tacoma in the United States. MLC is currently in discussions with Toyota, which is considering the future status of the joint venture.

e.	Historical Operating Entities includes entities that were engaged in several activities. The following represents a listing of the major entities:
i.	El-Mo entities: Engaged (currently or previously) in leasing locomotives in the United States and Mexico.
ii.

Environmental Corporate Remediation Company, Inc. (ENCORE): Engaged in the management of environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international locations.

iii.

Remediation and Liability Management Company, Inc. (REALM): Engaged in the management of environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international locations.

iv.

General Motors Export Corporation: In years prior to 1985, as a Domestic International Sales Corporation, this entity acted as a commission agent for qualified export sales of its parent company, MLC. Under the provisions of the Deficit Reduction Act, the company can no longer operate as a commission agent.

f.	Other entities include inactive or dormant entities that are expected to have little or no value.

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Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

7.	Tax Refunds
a.	MLC’s assets include all tax claims and tax refunds to the extent that they relate exclusively to the assets not sold to and liabilities not assumed by General Motors Company in the 363 Sale.

Liabilities

8.	Wind-Down Facility
a.

MLC is obligated to repay the Lenders under the $1.175 billion Wind-Down Facility from the proceeds of such facility as well as from the proceeds of the sale of other assets of MLC, other than its equity interests in General Motors Company. The Wind-Down Facility is otherwise non-recourse to MLC.

9.	Accounts Payable
a.

Accounts payable consists principally of amounts owed to trade vendors, but also includes lesser amounts relating to other purchasing activities. Among trade vendors, the majority of accounts payable are typically related to direct suppliers that supply parts and material that flow into the production of automobiles. Indirect suppliers that supply other services and materials necessary to sustain production are typically the second largest group of creditors.

b.

Since MLC’s chapter 11 cases commenced on June 1, 2009, the pre-petition balances of substantially all direct suppliers, and a majority of indirect suppliers, have been paid under first day motions or by General Motors Company in connection with curing defaults under contracts assumed by MLC and assigned to General Motors Company. Contract assumption activity is currently continuing and it is expected that General Motors Company will assume additional contracts and pay associated cure amounts, thereby decreasing the accounts payable outstanding against MLC. Suppliers that have not been paid through first day motions or contract cure payments may have unsecured claims against MLC. It is currently estimated that a relatively small amount of pre-petition accounts payable claims will remain with MLC.

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Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

10.	Public Debt and Industrial Revenue Bonds
a.	Indebtedness for borrowed money, other than under the Wind-Down Facility, is principally comprised of unsecured public bonds and industrial revenue bonds.
i.

The majority of the debt is comprised of 26 series of unsecured public bonds. Wilmington Trust Company is Trustee under the two indentures which govern 24 of the series of bonds. Deutsche Bank AG London is the Fiscal Agent under the Fiscal and Paying Agency Agreement which governs the remaining two series of bonds, which are denominated in Euros.

ii.

The industrial revenue bonds represent a minor amount of the total debt outstanding. There are seven series of bonds that are associated with various municipalities, for which the Bank of New York Mellon is the Trustee.

iii.

Additionally, there are two series of pound sterling denominated bonds issued by General Motors Nova Scotia Finance Company (a wholly owned subsidiary of MLC) that are guaranteed by MLC. The guarantee is a direct, unsecured obligation of MLC. Deutsche Bank Luxembourg S.A. is the Fiscal Agent with respect to such bonds.

iv.

Pursuant to the amendment to the Fiscal and Paying Agency Agreement on June 25, 2009, the holders of bonds issued by General Motors Nova Scotia Finance Company agreed to pursue only the following claims in relation to their bonds: (A) their claim against General Motors Nova Scotia Finance Company with respect to such bonds; (B) their claim under the guarantee by MLC of such bonds; and (C) the claim against MLC (as the sole shareholder of General Motors Nova Scotia Finance Company) that the trustee in a bankruptcy or liquidation of General Motors Nova Scotia Finance Company may assert, as a result of General Motors Nova Scotia Finance Company being an unlimited company, for contribution for any amounts unpaid to General Motors Nova Scotia Finance

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Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

Company's creditors. Under the Lock Up Agreement2 dated June 1, 2009, MLC agreed that the foregoing claims against it will be allowed claims. The claim described in section (C) in this paragraph is in addition to the bond debt described in paragraphs (i), (ii), and (iii) above.

11.	Union Obligations
a.

MLC currently is obligated to provide retiree insurance benefits, most significantly, medical and life insurance, to six union groups’ (the “Splinter Unions”) retirees at an estimated cost of $23 million per month. In addition, MLC has obligations arising from collective bargaining agreements with certain Splinter Unions that were negotiated following the closure of certain plants and locations. These agreements address employment and post-employment benefits and include, among other obligations, wages, annuity payments, monthly pre-retirement buy-out payments, and supplemental unemployment insurance benefits. These agreements are estimated to cost $1.34 million per month. The Splinter Unions include:

i.	The International Union of Electrical Workers (IUE)
ii.	The United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union (USW)
iii.	International Union of Operative Engineers (IUOE)
iv.	Catering/UCR (UCR)
v.	Teamsters/IBT (IBT)
vi.	Boilermakers/MPBP (MPBP)
There are ongoing negotiations between MLC and union advisors to resolve these obligations. The outcome of these negotiations is undeterminable at this time. If these negotiations do not result in an agreement, MLC intends to reject the collective bargaining

_________________________

2  Lock Up Agreement dated June 1, 2009 between General Motors Nova Scotia Finance Company, General Motors of Canada Limited, GM Nova Scotia Investments Ltd., General Motors Corporation, Aurelius Capital Partners, LP., Aurelius Capital Masters, Ltd., Drawbridge DSO Securities LLC, Drawbridge OSO Securities LLC, FCOF UB Securities LLC, Appaloosa Investment Partnership I, Palomino Fund Ltd., Thoroughbred Master Ltd., Thoroughbred Fund LP., Elliott International L.P., and The Liverpool Limited Partnership.

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Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

agreements which will result in the Splinter Unions holding unsecured claims against MLC’s estate with an estimated value of over $3 billion.
12.	Litigation
a.

MLC litigation liabilities include product liability, asbestos liability, and other litigation. These reserves are for actual claims and lawsuits filed as well as an estimate for incidents incurred but not reported (IBNR). The product liability claims are for incidents that occurred prior to July 10, 2009 and are primarily related to property damages, personal injuries and breach of warranty claims. The asbestos claims allege that exposure to asbestos resulted in asbestosis, mesothelioma, cancers, and death. The other litigation liability reserve is for pending matters and includes employee, dealer, pricing, intellectual property, and other various matters.

13.	Environmental
a.

The environmental liabilities relate to land and facilities owned or previously associated with MLC. The liabilities associated with these sites represent the costs to perform remediation on the sites with the goal of obtaining regulatory closure whenever possible to facilitate their disposition and to allow for productive use by others. In determining these liabilities, MLC analyzed the major sites and estimated contingencies, oversight costs, and facility demolition costs (to the extent demolition was required for compliance with environmental laws), as appropriate. The environmental liabilities estimates were determined by considering environmental closure scenarios. MLC continues to refine environmental costs and develop hypotheses for the integration of remediation and development for the highest and best use of its properties.

14.	Professional Fees
a.	MLC’s estimated liabilities include accrued costs for several professional service firms for services rendered during the period June 1, 2009 to July 10, 2009.
15.	Workers Compensation
a.

Workers compensation liability includes actual claims filed as well as an estimate for incidents incurred but not reported (IBNR). The liability is limited to incidents in Alabama, Georgia, New Jersey, and Oklahoma. MLC had no ongoing operations in these

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Motors Liquidation Company, et al.
Balance Sheet Narrative

August 11, 2009

states as of the commencement of its bankruptcy cases. A portion of the liability for three of these states (Georgia, New Jersey, and Oklahoma) is bonded and secured by the restricted cash collateral.

16.	Estimated Contract Rejection Damages
a.

MLC has rejected several material contracts including marketing, real estate, engineering, direct suppliers, finance, and human resources and will be rejecting others during the course of its cases. MLC is in the process of analyzing and estimating contract rejection damage claims.

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EXHIBIT B

Statement of receipts and disbursements

Debtors in Possession - Motors Liquidation Company - US
Actuals - U.S. Dollars
June 1 through July 10, 2009

($ Millions)		Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals
Period begins		1-Jun	8-Jun	15-Jun	22-Jun	29-Jun	6-Jul	1-Jun
Period ends		7-Jun	14-Jun	21-Jun	28-Jun	5-Jul	10-Jul	10-Jul
Receipts
Vehicle Receipts		586	588	545	668	275	198	2,860
Allied and other operating receipts	[A]	176	217	96	423	2,078	195	3,185
Total operating receipts		762	805	641	1,091	2,353	393	6,045

Disbursements
External operating disbursements:
Net payroll		(27)	(91)	(22)	(88)	(16)	(17)	(261)
Supplier, allied and other operating disbursements	[B]	(268)	(470)	(803)	(673)	(3,171)	(903)	(6,288)
Total operating disbursements		(295)	(561)	(825)	(761)	(3,187)	(920)	(6,549)

Net operating cash flows		467	244	(184)	330	(834)	(527)	(504)

Non-operating
External financing flows:
Revolver acceleration		-	-	-	-	(3,920)	-	(3,920)
Term loan acceleration		-	-	-	-	(1,481)	-	(1,481)
Other 363-related acceleration		-	-	-	-	(126)	-	(126)
Other financing flows		-	-	-	19	-	-	19
Total external financing flows		-	-	-	19	(5,527)	-	(5,508)
Other external non-operating flows
Delphi	[C]	(1)	(1)	(57)	(36)	(18)	(60)	(173)
Other	[D]	7	11	(24)	51	(37)	65	73
Other non-operating flows		6	10	(81)	15	(55)	5	(100)
Net external non-operating flows		6	10	(81)	34	(5,582)	5	(5,608)
Allied non-operating flows
Inflows		-	4	-	-	-	-	4
Outflows		-	-	-	-	-	-	-
Net allied non-operating flows		-	4	-	-	-	-	4
Net non-operating flows		6	14	(81)	34	(5,582)	5	(5,604)

Net flows and cash balance
Net cash flow		473	258	(265)	364	(6,416)	(522)	(6,108)
Beginning Cash		1,435	7,608	7,866	7,601	12,965	6,549	1,435
Net Cash Flow		473	258	(265)	364	(6,416)	(522)	(6,108)
Advances under DIP Credit Agreement		5,700			5,000	-	5,000	15,700
Ending Cash		7,608	7,866	7,601	12,965	6,549	11,027	11,027

Notes:
[A]

Includes cash receipts from Service Parts, Powertrain, XM and On-Star as well as royalty payments from non-U.S. affiliates.Also includes export sales to Canada and Mexico as well as reimbursement of certain payments made to suppliers on behalf of Canada and Mexico.

[B]

Represents disbursements for direct and indirect suppliers, utilities, employee benefits, payroll and other taxes, dealer acitivity and research and development.Also includes purchases of vehicles imported from Canada and Mexico.

[C]	Amounts represent liquidity support for Delphi governed by Loan and Security Agreement.
[D]	Amounts include retail lease receipts, proceeds from miscellaneous asset sales and support for troubled suppliers.

Motors Liquidation Company., et al.
June 1, 2009 - July 10, 2009
SUMMARY OF MONTHLY DISBURSEMENTS
(Dollars in millions)
(Unaudited)

Legal Entity		Period Ended July 10, 2009
Motors Liquidation Company (fna General Motors Corporation)		$ 12,043.8
Saturn, LLC		108.8
Saturn Distribution Corporation	[A]	-
Chevrolet-Saturn of Harlem, Inc.		0.4
Total Disbursements	[B]	$ 12,153.0

Notes:
[A]	Saturn Distribution Corporation's disbursement activity is limited to semi-annual dividend payments. There were no dividend payments during the reporting period.

[B]	The Debtors made no professional fee payments during the reporting period.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

EXHIBIT C

List of the Debtors’ wholly or

partially owned subsidiaries

Motors Liquidation Company
List of Subsidiaries As of July 10, 2009*

No.	Subsidiary
1	Alan Reuber Chevrolet, Inc.
2	Albany Auto Group, LLC
3	Alhambra Pontiac GMC Buick, Inc.
4	Alternative Energy Services LLC
5	Amherst Chevrolet, Inc.
6	Anixter International, Inc.
7	Auburn Chevrolet Oldsmobile Cadillac, Inc.
8	Autocity Buick Pontiac GMC, Inc.
9	Beacon Chevrolet Oldsmobile, Inc.
10	Beil Acquisition Corporation
11	Bennett Pontiac GMC, Inc.
12	Bensonhurst Chevrolet, Inc.
13	Buick GMC of Milford, Inc.
14	Cadillac of Lynbrook, Inc.
15	Carnahan Chevrolet, Inc.
16	Champion Buick Pontiac GMC, Inc.
17	Chevrolet Of Clarks Summit, Inc.
18	Chevrolet-Oldsmobile-Cadillac of Chicopee, Inc.
19	Cobb Parkway Chevrolet, Inc.
20	Colchester Chevrolet, Inc.
21	Commerce Buick Pontiac GMC, Inc.
22	Commonwealth On The Lynnway, Inc.
23	Dadeland Chevrolet, Inc.
24	DDH Investments of South Texas, Inc.
25	Decatur Buick Pontiac GMC, Inc.
26	Douglaston Chevrolet, Inc.
27	DP Compressors L.L.C.
28	Elk Grove Buick Pontiac GMC, Inc.
29	Elk Grove Saturn Auto, Inc.
30	El-Mo Holding I Corporation
31	El-Mo Holding II Corporation
32	El-Mo Leasing II Corporation
33	El-Mo Leasing III Corporation
34	El-Mo-Mex, Inc.
35	Environmental Corporate Remediation Company, Inc.
36	Ernie Patti Pontiac GMC, Inc.
37	Exeter Chevrolet Buick Pontiac, Inc.
38	Fairway Automotive Group, Inc.
39	Falls Pontiac GMC, Inc.
40	Family Buick Pontiac GMC, Inc.
41	Fernandez GMC Pontiac Buick, Inc.
42	Florence Buick GMC, Inc.
43	Freeborough Automotive, Inc.
44	Freehold Chevrolet-Geo, Inc.
45	Frontier Chevrolet, Inc.
46	GEM Motors, Inc.
47	GENERAL MOTORS CAPITAL TRUST "D"

______________

*  The names of certain of these subsidiaries have been changed since July 10, 2009

Motors Liquidation Company
List of Subsidiaries As of July 10, 2009*

No.	Subsidiary
48	GENERAL MOTORS CAPITAL TRUST "G"
49	General Motors Commercial Corporation
50	General Motors Export Corporation
51	General Motors Foreign Sales Corporation
52	General Motors Indonesia, Inc.
53	General Motors International Operations, Inc.
54	General Motors Nova Scotia Finance Company
55	General Motors Receivables Corporation
56	General Motors Strasbourg
57	General Motors Trade Receivables LLC
58	Gilroy Chevrolet Cadillac, Inc.
59	GM Auto Receivables Co.
60	GM DriverSite Incorporated
61	GM Facilities Trust No. 1999-1
62	GM National Car International, Ltd.
63	GMETR Finance Company Receivables LLC
64	GMETR Service Parts Receivables LLC
65	GMLG Ltd.
66	GMRH Kansas City, Inc.
67	GMRH Philadelphia, Inc.
68	GMRH Pittsburgh, Inc.
69	GMRH Seattle, Inc.
70	GMRH St. Louis, Inc.
71	GMRHLA, Inc.
72	Hawaii Automotive Retailing Group, Inc.
73	Hope Automotive, Inc.
74	InQBate Corporation
75	Integrity Saturn of Chattanooga, Inc.
76	Jennings Motors, Inc.
77	John H. Powell, Jr. Chevrolet Oldsmobile, Inc.
78	Joseph Motors, Inc.
79	Kaufman Automotive Group, Inc.
80	Kings Mountain Chevrolet, Inc.
81	LBK, LLC
82	Leo Stec Saturn, Inc.
83	Lexington Motors, Inc.
84	Lou Sobh Cerritos Saturn, Inc.
85	Lou Sobh Saturn of Elmhurst, Inc.
86	Lou Sobh Saturn, Inc.
87	Lowell Pontiac Buick GMC, Inc.
88	Manual Transmissions of Muncie, LLC
89	Martino Pontiac-GMC, Inc.
90	MDIP-Norcal, Inc.
91	Merry Oldsmobile, Inc.
92	Metro Chevrolet, Inc.
93	Metropolitan Auto Center, Inc.
94	Miami Lakes Pontiac, Inc.
95	Millington Chevrolet, Inc.
96	Miracle Mile Chevrolet Buick, Inc.

Motors Liquidation Company
List of Subsidiaries As of July 10, 2009*

No.	Subsidiary
97	MLS USA, Inc.
98	Motor Enterprises, Inc.
99	Motors Trading Corporation
100	Multiple Dealerships Holdings of Albany, Inc.
101	New Castle Automotive, Inc.
102	New Rochelle Chevrolet, Inc.
103	New United Motor Manufacturing, Inc.
104	New-Cen Commercial Corporation
105	North Bay Auto Group, LLC
106	North Bay Multi-Site, Inc.
107	North Orange County Saturn, Inc.
108	Northpoint Pontiac-Buick-GMC Truck, Inc.
109	Oakland Automotive Center, Inc.
110	Pacific Dealership Group, Inc.
111	Park Plaines Chevrolet-Geo, Inc.
112	Peninsula Pontiac GMC Buick, Inc.
113	Pontiac Buick GMC Of Abilene, Inc.
114	Pontiac GMC of Latham, Inc.
115	Port Arthur Chevrolet, Inc.
116	Premier Investment Group, Inc.
117	Prestige Saturn of Jacksonville, Inc.
118	Puente Hills Pontiac GMC Buick, Inc.
119	Rancho Mirada Chevrolet, Inc.
120	Remediation And Liability Management Company, Inc.
121	Riverfront Development Corporation
122	Saab Cars Holdings Overseas Corp.
123	San Francisco Multiple Dealer Holdings, Inc.
124	Saturn of Central Florida, Inc.
125	Saturn of Charlotte Market Area, Inc.
126	Saturn of New York City, Inc.
127	Saturn of Ontario, Inc.
128	Saturn of Raleigh Market Area, Inc.
129	Saturn of Wilkes Barre, Inc.
130	Saturn Retail of South Carolina, LLC
131	Sherwood Pontiac Buick GMC, Inc.
132	Simpsonville Chevrolet, Inc.
133	South Bay Multi-Site, Inc.
134	Sw Houston Motors, Inc.
135	Tampa Bay Buick, Inc.
136	Tiens Biotech Group (USA), Inc.
137	Torrance Buick GMC, Inc.
138	Tracy Pontiac GMC Cadillac, Inc.
139	Trenton Chevrolet, Inc.
140	TX Holdco, LLC
141	Valley Stream Automotive, Inc.
142	Valley Stream Motors, Inc.
143	Vanguard Car Rental USA Inc.
144	Vector SCM Asia Pacific Pte., Ltd.
145	Vector SCM do Brasil Ltda.
146	Vector SCM Mexico S. de R.L. de CV
147	Vector SCM Shanghai Co., Ltd.
148	Vector SCM, LLC
149	W. Babylon Chevrolet-Geo, Inc.
150	Walsh Chevrolet, Inc.
151	Washington Chevrolet, Inc.
152	Westminster Pontiac GMC Buick, Inc.

Motors Liquidation Company
List of Subsidiaries As of July 10, 2009*

No.	Subsidiary
146	Vector SCM Mexico S. de R.L. de CV
147	Vector SCM Shanghai Co., Ltd.
148	Vector SCM, LLC
149	W. Babylon Chevrolet-Geo, Inc.
150	Walsh Chevrolet, Inc.
151	Washington Chevrolet, Inc.
152	Westminster Pontiac GMC Buick, Inc.

EXHIBIT D

List of the Debtors’ real property

Motors Liquidation Company
Owned Property Listing
As of August 4, 2009

No.	Site Name	Property Address	Site City	Property State Province
1	Employee Development Center	65 University Drive	Pontiac	Michigan
2	Powertrain - Romulus Engineering Center	37350 Ecorse Road	Romulus	Michigan
3	Saginaw Malleable Iron	77 West Center Street	Saginaw	Michigan
4	Saginaw Nodular Iron (PIMS297)	2100 Veterans Memorial Pkwy	Saginaw	Michigan
5	Former Howard W/H - vacant land	700 Garey Street	Saginaw	Michigan
6	Vacant Land (76 acres)	NEC of Denton and Ecorse	Van Buren Township	Michigan
7	Former Leed's Assembly Plant	Land south of 6817 Stadium Drive	Kansas City	Missouri
8	Hyatt Hills Golf Complex	1300 Raritan Road	Clark	New Jersey
9	GM Plant	1445 Parkway Avenue Trenton\Ewing Township	Ewing	New Jersey
10	One General Motors Circle	One General Motors Circle	Syracuse	New York
11	Lordstown Excess Land	1829 Hallock Young Road	Lordstown	Ohio
12	Moraine Lagoon	3100 Dryden Road	Moraine	Ohio
13	Janesville Training Center	1405 South Jackson Street	Janesville	Wisconsin
14	GMPT - Toledo REALM Parcel	1455 West Alexis Road	Toledo	Ohio
15	6560 Cass Avenue	6560 Cass Avenue	Detroit	Michigan
16	Linden Road Landfill	TDB	Flint	Michigan
17	Flint - Coldwater	1245 East Coldwater Road (G-1245 E Coldwater Road)	Flint	Michigan
18	Former Delco Chassis Plant	12950 Eckles Road	Livonia	Michigan
19	Land along Stanley Road	Stanley Road	Mt. Morris	Michigan
20	Greenpoint Landfill	TBD	Saginaw	Michigan
21	Vacant Land South of Van Born (68 acres)	Vacant Land South of Van Born	Van Buren Township	Michigan
22	Textile Road Land	Textile Road	Ypsilanti	Michigan
23	Former Leed's Assembly Plant	Land south of 6817 Stadium Drive	Kansas City	Missouri
24	Adjacent to Salinas Industrial Park	Factory Road	Syracuse	New York
25	Elyria Landfill	TBD	Elyria	Ohio
26	Fiero site (Powerhouse)	900 Baldwin Avenue	Pontiac	Michigan
27	Flint Flowthrough Warehouse	4002 James Cole Blvd.	Flint	Michigan
28	Pontiac Fiero Site (excld Powerhouse)	900 Baldwin Avenue	Pontiac	Michigan
29	GMVM - Wilmington Assembly	801 Boxwood Road PO Box 1512 - 19899	Wilmington	Delaware
30	Stamping - Indianapolis	340 White River Parkway West Drive South 50	Indianapolis	Indiana
31	GMVM - Shreveport Assembly (excld Stamping)	7600 General Motors Boulevard PO Box 30011 - 71130-0011	Shreveport	Louisiana
32	Stamping - Shreveport	7600 General Motors Boulevard PO Box 30011 - 71130-0011	Shreveport	Louisiana
33	GMPT - Flint North #5/#10/#81	902 E Hamilton Avenue	Flint	Michigan
34	GMPT - Livonia	12200 Middlebelt	Livonia	Michigan
35	GMVM - Pontiac Assembly	2100 S Opdyke Road	Pontiac	Michigan
36	Stamping - Pontiac North Campus (excld Plt #14)	220 East Columbia	Pontiac	Michigan
37	Stamping - Grand Rapids	300 36th Street SW	Wyoming	Michigan
38	GMPT - Willow Run (Includes Engineering Center)	2930 Ecorse Road	Ypsilanti	Michigan
39	GMPT - Massena	Route 37 East	Massena	New York

Motors Liquidation Company
Owned Property Listing
As of August 4, 2009

No.	Site Name	Property Address	Site City	Property State Province
40	Stamping - Mansfield	2525 West Fourth Street PO Box 2567 - 44906	Mansfield	Ohio
41	GMVM - Moraine Assembly	2601 West Stroop Road	Moraine	Ohio
42	GMPT - Parma Complex	5400 Chevrolet Boulevard PO Box 30098	Parma	Ohio
43	Stamping - Pittsburgh	1451 Lebanon School Road	West Mifflin	Pennsylvania
44	GMPT - Fredericksburg	11032 Tidewater Trail	Fredericksburg	Virginia
45	Danville Central Foundry	I-74 @ G Street	Danville	Illinois
46	Venture 2000 Industrial Park	2915 Pendleton Avenue	Anderson	Indiana
47	639 Riley Blvd.	639 Riley Blvd.	Bedford	Indiana
48	332 Breezy Hill	332 Breezy Hill	Bedford	Indiana
49	609 Rawlins Mill	609 Rawlins Mill	Bedford	Indiana
50	1609 Mount Pleasant	1609 Mount Pleasant	Bedford	Indiana
51	145 Broomsage	145 Broomsage	Bedford	Indiana
52	112 Bailey Scales	112 Bailey Scales	Bedford	Indiana
53	641 Riley Blvd.	641 Riley Blvd.	Bedford	Indiana
54	1081 Breckenridge	1081 Breckenridge	Bedford	Indiana
55	Vacant lot (Inman Court)	Vacant lot (Inman Court)	Bedford	Indiana
56	1119 Breckenridge	1119 Breckenridge	Bedford	Indiana
57	Vacant Lot North of GM Plant – Breckenridge Road	Vacant Lot North of GM Plant – Breckenridge Road	Bedford	Indiana
58	402 Bailey Scales	402 Bailey Scales	Bedford	Indiana
59	"M" Street Church - 132 “M” Street	"M" Street Church - 132 “M” Street	Bedford	Indiana
60	"M" Street Parsonage - 134 “M” Street	"M" Street Parsonage - 134 “M” Street	Bedford	Indiana
61	Five Acres (Danny WaIl’s) – Vacant Lot Bailey Scales Road	Five Acres (Danny WaIl’s) – Vacant Lot Bailey Scales Road	Bedford	Indiana
62	624 Riley A	624 Riley A	Bedford	Indiana
63	624 Riley B	624 Riley B	Bedford	Indiana
64	626 Riley A	626 Riley A	Bedford	Indiana
65	626 Riley B	626 Riley B	Bedford	Indiana
66	628 Riley A	628 Riley A	Bedford	Indiana
67	628 Riley B	628 Riley B	Bedford	Indiana
68	630 Riley A	630 Riley A	Bedford	Indiana
69	630 Riley B	630 Riley B	Bedford	Indiana
70	632 Riley A	632 Riley A	Bedford	Indiana
71	632 Riley B	632 Riley B	Bedford	Indiana
72	634 Riley A	634 Riley A	Bedford	Indiana
73	634 Riley B	634 Riley B	Bedford	Indiana
74	224 Madison	224 Madison	Bedford	Indiana
75	636 Riley A	636 Riley A	Bedford	Indiana
76	636 Riley B	636 Riley B	Bedford	Indiana
77	637 Riley A	637 Riley A	Bedford	Indiana
78	637 Riley B	637 Riley B	Bedford	Indiana

Motors Liquidation Company
Owned Property Listing
As of August 4, 2009

No.	Site Name	Property Address	Site City	Property State Province
79	638 Riley A	638 Riley A	Bedford	Indiana
80	638 Riley B	638 Riley B	Bedford	Indiana
81	640 Riley A	640 Riley A	Bedford	Indiana
82	640 Riley B	640 Riley B	Bedford	Indiana
83	641 Riley A	641 Riley A	Bedford	Indiana
84	641 Riley B	641 Riley B	Bedford	Indiana
85	643 Riley A	643 Riley A	Bedford	Indiana
86	643 Riley B	643 Riley B	Bedford	Indiana
87	645 Riley A	645 Riley A	Bedford	Indiana
88	645 Riley B	645 Riley B	Bedford	Indiana
89	330 Robins Way	330 Robins Way	Bedford	Indiana
90	126 Bailey Scales	126 Bailey Scales	Bedford	Indiana
91	115 Bailey Scales	115 Bailey Scales	Bedford	Indiana
92	1589 Peerless	1589 Peerless	Bedford	Indiana
93	1585 Peerless	1585 Peerless	Bedford	Indiana
94	659 Riley	659 Riley	Bedford	Indiana
95	105 Valley Lane	105 Valley Lane	Bedford	Indiana
96	572 Broomsage	572 Broomsage	Bedford	Indiana
97	222 Madison Street	222 Madison Street	Bedford	Indiana
98	228 Madison Street	228 Madison Street	Bedford	Indiana
99	640 North Jackson	640 North Jackson	Bedford	Indiana
100	1723 N. Washington	1723 N. Washington	Kokomo	Indiana
101	Fairfax Land	100 Kindleberger Road	Fairfax	Kansas
102	Framingham Landfill	TBD	Framingham	Massachusetts
103	Hemphill lot (7+/- acres)	SEC Hemphill & Saginaw	Burton	Michigan
104	Davison road land	TBD	Burton	Michigan
105	Clark Street Redevelopment	Former Cadillac Site	Detroit	Michigan
106	6241 Cass Avenue	Lot 8 - Cass & Amsterdam Aves.	Detroit	Michigan
107	Buick City	902 East Hamilton Avenue	Flint	Michigan
108	Dort Highway Land	10800 S. Saginaw Road	Flint	Michigan
109	Windiate Park Lots	TBD	Flint	Michigan
110	GLTC land (11+/- acres) (PIMS298)	NWC of Atherton & Saginaw	Flint	Michigan
111	Flint West - Flint River (Bluff Street)	Chevrolet @ Glenwood	Flint	Michigan
112	Plant 2, 3 & 6	2800 -2801 West Saginaw Street	Lansing Township/Lansing	Michigan
113	Former Plant 5	2901 South Canal Road	Lansing	Michigan
114	Former Delco Chassis Plant	13000 Eckles Road	Livonia	Michigan
115	1831 Grondinwood	1832 Grondinwood	Milford	Michigan
116	1495 Oak Hollow	1495 Oak Hollow	Milford	Michigan
117	Pontiac Centerpoint Campus - Central	2000 Centerpoint Parkway	Pontiac	Michigan

Motors Liquidation Company
Owned Property Listing
As of August 4, 2009

No.	Site Name	Property Address	Site City	Property State Province
118	PCC-Validation	200 South Boulevard West	Pontiac	Michigan
119	Pontiac Centerpoint Campus - East	1999 Center Point Parkway East	Pontiac	Michigan
120	Pontiac Centerpoint Campus - West	660 South Boulevard East	Pontiac	Michigan
121	Centerpoint Land (no Etkin ground lease)	Centerpoint Blvd S. of South Blvd	Pontiac	Michigan
122	ACG - Penske site	675 Oakland avenue	Pontiac	Michigan
123	Centerpoint Land (Etkin ground lease)	Centerpoint Blvd S. of South Blvd	Pontiac	Michigan
124	652 Meadow Drive	652 Meadow Drive	Pontiac	Michigan
125	642 Meadow Drive	642 Meadow Drive	Pontiac	Michigan
126	631 Meadow Drive	631 Meadow Drive	Pontiac	Michigan
127	607 Meadow Drive	607 Meadow Drive	Pontiac	Michigan

EXHIBIT E

Schedule of retainers paid to professionals

Motors Liquidation Company., et al.
June 1, 2009 - July 10, 2009

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS
(Unaudited)

Retained Professional	Balance as of June 1, 2009
AP Services LLC	$ 20,000,000
Honigman Miller LLP	583,394
Jenner & Block LLP	384,906
Weil Gotshal & Manges LLP	5,900,000
Total	$ 26,868,300

Note -	Information relating to outstanding retainer balances was obtained from each professional's application for retention.There were no payments to professionals during the reporting period.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)